PSS World Medical Investor Day Conference June 5, 2007 Jacksonville, Florida Exhibit 99.1

David A. Smith Chairman of the Board and Chief Executive Officer Investor Day Conference June 5, 2007 Jacksonville, Florida

Max Dupree
“The first responsibility of a leader is to define
reality.”
“The first responsibility of a leader is to define
reality.”
Peter Drucker
“A real leader faces the music even when he
doesn’t like the tune.”
“A real leader faces the music even when he
doesn’t like the tune.”

Environment

Non-durable Medical Product
Home Health Care
Nursing Home Care
Physicians’ Care
Admin. and Net Cost of
Private Health Insurance
Prescription Drugs
Hospital Care
Source: CMS
1975
Health Expenditures
As % of GDP
13.8%
1995
Health Expenditures
As % of GDP
14.4%
2006
Health Expenditures
As % of GDP
15.6%
2016
Health Expenditures
As % of GDP
19.3%
National Health Expenditures by type ($bn, chained 2000 dollars)
Accelerating to 3x the rate of growth
In the next 10 years (2006 - 2016
compared to previous 10 years (1995 - 2005)
24.5% expected total growth
2006-2016
7.6% actual total growth
1995-2005
US Healthcare Spending is Accelerating
Expected to Approach 20% of GDP

0 20 40 60 80 1900 1910 1920 1930 1940 1950 1960 1970 1980 1990 2000 2010 2020 2030 Aging Population Growth of the Elderly Population (Over 65 years) 1900 to 2030

Play BERNANKE VIDEO HERE (SEN. BROWNBACK AND FED. RESERVE CHAIR)

Health Spending Per Capita, U.S. Dollars
Health Spending Per Capita, U.S. Dollars
Note: See the Figure Notes section at the end of the book for a guide to the country abbreviations
Source: OECD (2005c) data.
Figure 8J, taken from the Economic Policy Institute’s State of Working America 2006/2007, available at www.epi.org
Note: See the Figure Notes section at the end of the book for a guide to the country abbreviations
Source: OECD (2005c) data.
Figure 8J, taken from the Economic Policy Institute’s State of Working America 2006/2007, available at www.epi.org
$0
$0
$1,500
$1,500
$3,000
$3,000
$4,500
$4,500
$6,000
$6,000
65
65
70
70
75
75
80
80
85
85
R
2
= 0.57
R
2
= 0.57
TUR
TUR
MEX
MEX
HUN
HUN
SVK
SVK
POL
POL
KOR
KOR
CZE
CZE
UK
UK
USA
USA
PRT
PRT
IRL
IRL
DNK
DNK
BEL
BEL
DEU
DEU
NLD
NLD
LUX
LUX
NOR
NOR
GRC
GRC
NLZ
NLZ
ESP
ESP
JPN
JPN
FIN
FIN
AUT
AUT
ITA
ITA
AUS
AUS
FRA
FRA
CAN
CAN
SWE
SWE
ISL
ISL
CHE
CHE
Life Expectancy at Birth and Health
Spending Per Capita, 2004

Broken System Wall Street Journal, January 2007

Who’s the Largest Payer?

Hospital
SNF
All Other
Emergency & Complex Surgery
Emergency & Complex Surgery
The New-Old Hospital
High Acuity
The New-Old Hospital
High Acuity
Surgery Center
Doctors Office
Agency
Mail Order
Hospice
Surgery Center
Doctors Office
Agency
Mail Order
Hospice
Assisted Living
DME
Retailers
New Models
Assisted Living
DME
Retailers
New Models

Solution Services
Surgery Centers
Doctors Office
DME
Agency
Hospice
Assisted Living
Retail Disease State
General Retail
New Models
Surgery Centers
Doctors Office
DME
Agency
Hospice
Assisted Living
Retail Disease State
General Retail
New Models
$

Homeward Bound
% of Elderly into Nursing Home Dropping
>75 In SNF’s % in SNF’s
1985 11.6 1.1 9.6%
1995 14.9 1.2 8.3%
1997 15.7 1.3 8.1%
1999 16.4 1.3 7.8%
2004 17.9 1.1 6.4%
>75 In SNF’s % in SNF’s
1985 11.6 1.1 9.6%
1995 14.9 1.2 8.3%
1997 15.7 1.3 8.1%
1999 16.4 1.3 7.8%
2004 17.9 1.1 6.4%

CMS said • At 20% of GDP we can no longer afford real estate for disease management • Competitive bidding will pave the way for American healthcare at home

Relatively Flat Occupancy
Occupancy rates should be relatively flat in 2006 as benefits of increased capex will be largely offset by increased competition and a shift to shorter LOS.
Source: Lehman Brothers, AHCA, Cowles Research Group
84%
85%
86%
87%
88%
89%
90%
91%
92%
93%
94%

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005
SNF Occupancy
Rates
Nursing Home Patients
1.497
1.505
1.519
1.480
1.469
1.458
1.450
1.441
1.494
1.490
1.380
1.400
1.420
1.440
1.460
1.480
1.500
1.520
1.540
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
(Patients in millions)

Home Health Agencies & Hospice • $7 Billion market growing 10% annually – Home Health 4% - 8% – Hospice 8% - 10%

HHA Customer Requirements
• Product Availability
• On-line Ordering & Inventory Management
• Customer Service
• Error Free Service
• Patient Home Delivery
• Flexible Freight Options
• Enhanced Reports
• Product Formulary
• Clinical Consultants

“The competitor who solves the customer’s biggest problem wins” “The competitor who solves the customer’s biggest problem wins”

Technology Formulary Clinical Logistic Home Health Franchise Home Health Franchise

“…the growing connectivity between the countries of the world.” “…the growing connectivity between the countries of the world.”

Rapid Expansion of Wholesaler – Distributor Brands Facing the Forces of Change NAW Publication

• Isaac Mizrahi – Clothing, Accessories,
Housewares
• Mossimo – Clothing
• Archer Farms – Foods
• Market Pantry – Foods
• TruTech – Electronics
• Xhiliration – Clothing
• Merona – Clothing
• Cherokee – Clothing
• Michael Grave Design – Housewares
• Rx – Custom CearRx Brand Packaging Design
• Isaac Mizrahi – Clothing, Accessories,
Housewares
• Mossimo – Clothing
• Archer Farms – Foods
• Market Pantry – Foods
• TruTech – Electronics
• Xhiliration – Clothing
• Merona – Clothing
• Cherokee – Clothing
• Michael Grave Design – Housewares
• Rx – Custom CearRx Brand Packaging Design

• Quality • Value • Service • $$$

$
Surgery Centers
Doctors Office
DME
Agency
Hospice
Assisted Living
Retail Disease State
General Retail
New Models
Surgery Centers
Doctors Office
DME
Agency
Hospice
Assisted Living
Retail Disease State
General Retail
New Models

35%
35%
65%
Strategic Partners
65%
Strategic Partners
Commodity
No brand value
Low field support
No innovation
Commodity
No brand value
Low field support
No innovation
Complexity
Field support
Program support
Brand recognition
R&D
Complexity
Field support
Program support
Brand recognition
R&D

Amsino

Build a Team Build a Team

$186,000,000 Importers And US Mfg. Importers And US Mfg. PSS World Medical Tiger Amsino QC Design Innovation New product PSS World Medical Tiger Amsino QC Design Innovation New product 40% 40% 60% 60%

Product Reporting Quality Consistency Cost/Value Availability Quality Consistency Cost/Value Availability 2% 2% 98% 98%

“The competitor who solves the customer’s biggest problem wins” “The competitor who solves the customer’s biggest problem wins”

The NEED - Big & Immediate The NEED - Big & Immediate The OPPORTUNITY - $5.6 Billion by 2015 The OPPORTUNITY - $5.6 Billion by 2015

Bush State of the Union

Democrats

Tom Scully, Former CMS Director
“The CMS Wants Healthcare To Look Like The Banking
Industry.”
“Complete Visibility And Portability Of Data.”
“One Platform Would Be Great. We Reduced To 3 Banks And It
Wasn’t Costing Us 20% Of GDP.”
“CMS Will Force Physician Automation With Reimbursement.”
“1% Or 2% Of GDP Is A Really Big Number.”

Deny, Deny, Demand Proof
Paluxy Valley Physicians, Glen Rose Texans
“Struggling to recap $500,000 of denied or unpaid claims from insurers.
Eight doctors left the practice…
The insurers out code us, they out smart us and they have more power.”
•
Insurers begin to hire health recovery teams or software to dig through old claims
•
Insurers don’t disclose their full list of fees on coding edits, claiming they are proprietary.
•
Insurers periodically re-interpret national coding standards.

Percent Change in Average Physician Income 1995- 2003
Pay is Going Down
10%
5%
0%
-5%
-10%
-15%
10%
5%
0%
-5%
-10%
-15%
All
Physicians
All
Physicians
Primary
Care
Primary
Care
Medical
Specialists
Medical
Specialists
Surgical
Specialists
Surgical
Specialists
Professional /
Technical
Workers
Professional /
Technical
Workers
-7.1
-7.1
-10.2
-10.2
-2.1
-2.1
-8.2
-8.2
6.9
6.9
Note:  Physician income data are based on reported net income from the practice of medicine
(after expenses and before taxes).  The Bureau of Labor Statistics (BLS) Employment Cost Index of wages and salaries for private sector “professional, technical and specialty” workers was used to calculate estimates for these workers.
All inflation-adjusted estimates were calculated using the BLS online inflation calculator (http://146.142.4.24/cgi-bin/cpicalc.pl)
Source:  Community Tracking Study Physician Survey

“…31% of the $1.3 trillion in U.S. outlays for
healthcare in 2003 was devoted to
administrative paperwork.”
-Harvard Medical School & Public Citizen Survey-
“…31% of the $1.3 trillion in U.S. outlays for
healthcare in 2003 was devoted to
administrative paperwork.”
-Harvard Medical School & Public Citizen Survey-

Expensive staff functions: • Billing • Filling / Charting • Scheduling • Collections • Refill Medications • Pre-certification of tests Doctor’s Survey

The Madness – Doctor’s Office
Day 0 Day 1 Day 2
Patient Referral –
Appointment made
for Patient
Intake Form
Completed –
2 copies
Patient Arrives –
Signs in at
Front Desk
Pt. Sign
In Log
Pre-Register
Patient in System –
Get PCP Referral
Appt.
Schedule
Encounter
Ticket(s) Printed &
Medical Records
Obtained
Lab Form
Dr. Form
RN Form
-Pt. completes &
signs registration
info & AOB
-Make copy of
insurance card
-Collect co-pay
AOB
Ins. Card
Cash
Coll. Log
-New Patient?
Yes
Confirm any changes
in insurance &
update files
-Collect co-pay and/
or deductible
Sum Pt.
Reim. &
Liab.
Schedule Patient’s
next appointment
first treatment
appointment
Patient Returns for
first treatment visit
-Patient signs in and
co-pay collected
Patient Returns for
first treatment visit
-Patient signs in and
co-pay collected
Patient receives
treatment
-Encounter forms
completed
Patient receives
Consultation &
treatment plan made
-Encounter forms
completed
Encounter Forms
verified against
schedule & checked
for accuracy
-Charge entry
occurs at site
of service
Money bundled
& deposited
Lab
Form
Dr.
Form
RN
Form
Legend
Process
Document
Report
Decision
Insurance eligibility
& benefits verified
-Treatment
authorization
obtained
-Information
documented
Appt.
Schedule
Ins. Verification
Sum Pt. Reim. &
Liab.
Business office
functions occur
Scheduler
Front
Desk
Medical
Records
Medical
Staff
Patient
Financial
Counselor/
Insurance
Verification
Day 1 & 2
Cash
Coll. Log
No

EMR – A Trojan Horse

EMR Automating a bad process guarantees bad results faster!

• 30% of EMR’s are failing and being pulled out
• Not many doctors can install, run and manage
software let alone change their process
• #1 issue for practice disruption 3-6 months
• EMR - No outside paper reduction
- actually now two systems
EMR Realities

70% 215 140,000 70% 215 140,000 15% 46 30,000 15% 46 30,000 15% 46 30,000 15% 46 30,000 Physician Automation Adoption

• Install software in 12,000 accounts within
30,000 doctors?
• Have at least 3,600 accounts and 9,000
doctors mad at us?
• Because no one EMR software company
can do all of this
– We will have 50 Trojan Horses in our
customer accounts
If It’s Broken, Then Fix It

“The competitor who solves the customer’s biggest problem wins” “The competitor who solves the customer’s biggest problem wins”

Athena

Environment

2X GROWTH 2X GROWTH CUSTOMER Culture PROFIT Execution ETHICS ETHICS

Thank You